Prospectus

May 1, 2010

T. Rowe Price

Spectrum Growth Fund (PRSGX)
Spectrum Income Fund (RPSIX)
Spectrum International Fund (PSILX)

Three broadly diversified growth, income, and international funds that invest in other T. Rowe Price funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

®

Table of Contents

1	Summary
	Spectrum Growth Fund	1
	Spectrum Income Fund	6
	Spectrum International Fund	11

2	Information About Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	16
	Useful Information on Distributions and Taxes	21
	Transaction Procedures and Special Requirements	26
	Account Maintenance and Small Account Fees	29

3	More About the Funds
	Organization and Management	31
	More Information About the Funds and Their Investment Risks	34
	Description of Underlying Funds	37
	Investment Policies of the Spectrum Funds	39
	Investment Policies and Practices of the Underlying Funds	40
	Disclosure of Fund Portfolio Information	40
	Financial Highlights	41

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	45
	Opening a New Account	46
	Purchasing Additional Shares	48
	Exchanging and Redeeming Shares	49
	Rights Reserved by the Funds	51
	Information About Your Services	52
	T. Rowe Price Brokerage	54
	Investment Information	55
	T. Rowe Price Privacy Policy	56

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

Summary

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Spectrum Growth Fund
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Investment Objective

The fund seeks long-term capital appreciation and growth of income with current income a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	0.83%
Total annual fund operating expenses	0.83%

*While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$85	$265	$460	$1,025

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 10.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund diversifies its assets widely among a set of T. Rowe Price mutual funds representing specific market segments. The fund, which normally invests in domestic and international equity funds and a money market fund, seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund can invest in funds holding domestic and foreign stocks, small-cap, mid-cap, and large-cap stocks, and growth and value stocks.

Within the ranges shown in the following table, the portfolio manager decides how much of the fund`s assets to allocate to underlying fund investments based on the outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

Asset Allocation Ranges for Underlying Funds  (continued)
Growth Fund	Investment Range
Blue Chip Growth	5 — 25%
Emerging Markets Stock	0 — 10
Equity Income	5 — 25
Growth Stock	5 — 25
International Growth & Income	0 — 20
International Stock	0 — 20
Mid-Cap Growth	0 — 15
Mid-Cap Value	0 — 15
New Horizons	0 — 15
Small-Cap Value	0 — 15
Summit Cash Reserves	0 — 25
Value	5 — 25

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The fund may sell shares of the underlying funds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Asset allocation risk  The fund`s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market. However, the selection of the underlying funds and the allocation of the fund`s assets among the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

General equity risk  Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. As with any fund having equity exposure, the fund`s share price can fall because of overall weakness in the stock market. The value of a stock fund in which the fund invests may decline due to general market conditions or because of factors that affect a particular industry or market sector.

Foreign investing risk  The fund`s investments in international funds may be adversely affected by economic conditions or developments overseas, or decreases in foreign currency values relative to the U.S. dollar. The risks are heightened for underlying funds that focus on emerging markets.

Investment style risk  Because the fund invests in stock funds with both growth and value characteristics, its share price may be negatively affected if either investing approach falls out of favor. Growth stocks tend to be more volatile than value stocks and are more sensitive to changes in current or expected earnings. Value stocks carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level.

Small- and mid-cap stock risk Investing in small- and mid-cap funds entails greater risk than investing in funds that focus on larger companies. Stocks of smaller companies are usually more volatile than stocks of larger companies because smaller companies usually have more limited financial resources and less experienced management, and seldom pay significant dividends that could help to cushion returns in a falling market.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Growth Fund
Returns before taxes	40.94%	2.67%	2.68%
Returns after taxes on distributions	40.66	1.92	1.87
Returns after taxes on distributions and sale of fund shares	26.95	2.17	2.04
Russell 3000 Index	28.34	0.76	-0.20
S&P 500 Index	26.46	0.42	-0.95
Lipper Multi-Cap Core Funds Index	35.30	1.41	0.66

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

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Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Edmund M. Notzon III is Chairman of the fund`s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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Summary

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Spectrum Income Fund
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Investment Objective

The fund seeks a high level of current income with moderate share price fluctuation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee	NONE
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	0.72%
Total annual fund operating expenses	0.72%

*While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$74	$230	$401	$894

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 16.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund diversifies its assets widely among a set of T. Rowe Price mutual funds representing specific market segments. The fund, which normally invests in domestic and international bond funds, a money market fund, and an income-oriented stock fund, seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund can invest in funds holding high-quality domestic and foreign bonds, high-yield bonds, short- and long-term securities, and dividend-paying stocks.

Within the ranges shown in the following table, the portfolio manager decides how much of the fund`s assets to allocate to underlying fund investments based on the outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

Asset Allocation Ranges for Underlying Funds  (continued)
Income Fund	Investment Range
Corporate Income	0 — 10%
Emerging Markets Bond	0 — 10
Equity Income	5 — 25
GNMA	5 — 20
High Yield	10 — 25
International Bond	5 — 20
New Income	10 — 25
Short-Term Bond	0 — 15
Summit Cash Reserves	0 — 25
U.S. Treasury Long-Term	0 — 15

The fund may sell shares of the underlying funds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

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Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Asset allocation risk The fund`s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market. However, the selection of the underlying funds and the allocation of the fund`s assets among the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

Interest rate risk A rise in interest rates could cause the price of a bond fund in which the fund invests to fall. Generally, the longer the weighted average maturity of an underlying fund, the greater its interest rate risk.

Credit risk An issuer of a debt security or counterparty to an over-the-counter derivative held by an underlying bond fund could be downgraded or default, thereby negatively affecting the fund`s price or yield.

Liquidity risk A fund may not be able to sell a security timely or at desired prices. This risk affects both stock and bond funds in which the fund invests.

Foreign investing risk The fund`s investments in international funds may be adversely affected by economic conditions or developments overseas, or decreases in foreign currency values relative to the U.S. dollar. The risks are heightened for underlying funds that focus on emerging markets.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

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Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
Income Fund
Returns before taxes	20.29%	5.06%	6.68%
Returns after taxes on distributions	18.22	3.54	4.86
Returns after taxes on distributions and sale of fund shares	13.10	3.59	4.73
Barclays Capital U.S. Aggregate Index	5.93	4.97	6.33
Lipper General Bond Funds Average	10.82	3.38	6.59

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price).

Portfolio Manager  Edmund M. Notzon III is Chairman of the fund`s Investment Advisory Committee. Mr. Notzon has been chairman of the committee since 1998 and he joined T. Rowe Price in 1989.

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Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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T. Rowe Price10
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Summary

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Spectrum International Fund
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Investment Objective

The fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

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Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE
Maximum deferred sales charge (load)	NONE
Redemption fee (on shares held for 90 days or less)	2.00%
Maximum account fee	$10a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution and service (12b-1) fees	0.00%
Other expenses	0.00%
Acquired fund fees and expenses	1.01%
Total annual fund operating expenses	1.01%

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*While the fund itself charges no management fee, it will indirectly bear its pro-rata share of the expenses of the underlying T. Rowe Price funds in which it invests (acquired funds). The acquired funds are expected to bear the operating expenses of the fund.

aNonretirement accounts with less than a $2,000 balance (with certain exceptions) may be subject to an annual $10 fee.

Example  This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund`s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$103	$322	$558	$1,236

Portfolio Turnover  The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund`s performance. During the most recent fiscal year, the fund`s portfolio turnover rate was 15.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies  The fund diversifies its assets widely among a set of T. Rowe Price mutual funds representing specific market segments. The fund, which normally invests in developed and emerging market equity funds, a money market fund, and, from time to time, international bond funds, seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

The fund can invest in stock funds and, to a lesser degree, bond funds, which, in turn, have holdings in many different foreign countries, developed as well as emerging markets, and in both large and small companies.

Within the ranges shown in the following table, the portfolio manager decides how much of the fund`s assets to allocate to underlying fund investments based on the outlook for, and on the relative valuations of, the underlying funds and the various markets in which they invest.

Asset Allocation Ranges for Underlying Funds  (continued)
International Fund	Investment Range
Africa & Middle East	0 — 15%
Emerging Europe & Mediterranean	0 — 15
Emerging Markets Bond	0 — 15
Emerging Markets Stock	0 — 20
European Stock	0 — 30
International Bond	0 — 20
International Discovery	0 — 20
International Growth & Income	0 — 35
International Stock	0 — 55
Japan	0 — 30
Latin America	0 — 15
New Asia	0 —20
Overseas Stock	0 — 35
Summit Cash Reserves	0 —25

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The fund may sell shares of the underlying funds for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks  As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund`s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Asset allocation risk The fund`s risks will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of many different areas of the market. However, the selection of the underlying funds and the allocation of the fund`s assets among the various asset classes and market sectors could cause the fund to underperform other funds with a similar investment objective.

General equity risk Stocks generally fluctuate in value more than bonds and may decline significantly over short periods. As with any fund having equity exposure, the fund`s share price can fall because of overall weakness in the stock market. The value of a stock fund in which the fund invests may decline due to general market conditions or because of factors that affect a particular industry or market sector.

Foreign investing risk  Investing in the securities of non-U.S. companies involves special risks not typically associated with investing in U.S. companies. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund`s investments in emerging markets.

Risks of bond and money market investing Bonds and money market securities have three main sources of risk. Interest rate risk is the risk that a rise in interest rates will cause the price of a debt security held by the fund to fall. Securities with longer maturities typically suffer greater declines than those with shorter maturities. Credit risk is the risk that an issuer of a debt security will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. This risk is increased when a security is downgraded or the perceived creditworthiness of the issuer deteriorates. Liquidity risk is the risk that the fund may not be able to sell a security timely or at a desired price.

Performance  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund`s past performance (before and after taxes) is not necessarily an indication of future performance.

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The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor`s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account (IRA).

Average Annual Total Returns
	Periods ended December 31, 2009
	1 year	5 years	10 years
International Fund
Returns before taxes	44.99%	5.63%	1.87%
Returns after taxes on distributions	44.42	4.45	0.76
Returns after taxes on distributions and sale of fund shares	29.76	4.55	1.15
MSCI All Country World ex-US Index	42.14	6.30	3.12
Lipper International Multi-Cap Core Funds Average	33.31	4.25	3.23

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Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser  T. Rowe Price International, Inc. (T. Rowe Price International).

Portfolio Manager  Christopher D. Alderson is Chairman of the fund`s Investment Advisory Committee. Mr. Alderson has been chairman of the committee since 2009 and he joined T. Rowe Price International in 1988.

Purchase and Sale of Fund Shares

The fund`s investment minimums generally are as follows (if you hold shares through a financial intermediary, the financial intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
IRAs and retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act (UGMA/UTMA) accounts, and Education Savings Accounts (ESAs)	$1,000	$50
All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Fund distributions may be taxed as ordinary income or capital gains, unless you invest through an IRA, 401(k) plan, or other tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary, the fund and its related companies may pay the intermediary for the performance of administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary`s Web site for more information on these payments.

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Information About Accounts In T. Rowe Price

As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money funds.

Pricing Shares and Receiving Sale Proceeds

How and When Shares Are Priced

The share price (also called "net asset value" or NAV) for all funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security by taking into account factors that have been approved by the fund`s Board of Directors/Trustees. This value may differ from the value the fund receives upon sale of the securities. Amortized cost is used to price securities held by money funds and certain other debt securities held by a fund. Investments in mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. ET. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

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Information About Accounts in T. Rowe Price Funds

The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

How Your Purchase, Sale, or Exchange Price Is Determined

If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m. ET, it will be priced at the next business day`s NAV.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions.

Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Contact your intermediary for trade deadlines and the applicable policies for purchasing, selling, or exchanging your shares, as well as initial and subsequent investment minimums. The intermediary may charge a fee for its services.

When authorized by the fund, certain financial institutions or retirement plans purchasing fund shares on behalf of customers or plan participants through Financial Institution Services or Retirement Plan Services may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The financial institution or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET. There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price Web site, or other circumstances. Should this occur, your order must still be placed and accepted prior to the time the New York Stock Exchange closes to be priced at that business day`s NAV.

How You Can Receive the Proceeds From a Sale

When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your

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financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

Exception  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request. Under certain limited circumstances, the Board of Directors/Trustees of a money fund may elect to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the money fund.

If for some reason we cannot accept your request to sell shares, we will contact you.

Contingent Redemption Fee

Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed in the following table, assess a fee on redemptions (including exchanges), which reduces the proceeds from such redemptions by the amounts indicated:
T. Rowe Price Funds With Redemption Fees (continued)
Fund	Redemption fee	Holding period
Africa & Middle East	2%	90 days or less
Diversified Small-Cap Growth	1%	90 days or less
Emerging Europe & Mediterranean	2%	90 days or less
Emerging Markets Bond	2%	90 days or less
Emerging Markets Stock	2%	90 days or less
Equity Index 500	0.5%	90 days or less
European Stock	2%	90 days or less
Extended Equity Market Index	0.5%	90 days or less
Global Infrastructure	2%	90 days or less
Global Large-Cap Stock	2%	90 days or less
Global Real Estate	2%	90 days or less
Global Stock	2%	90 days or less
High Yield	1%	90 days or less
International Bond	2%	90 days or less
International Discovery	2%	90 days or less
International Equity Index	2%	90 days or less
International Growth & Income	2%	90 days or less
International Stock	2%	90 days or less
Japan	2%	90 days or less
Latin America	2%	90 days or less
New Asia	2%	90 days or less
Overseas Stock	2%	90 days or less
Real Estate	1%	90 days or less
Small-Cap Value	1%	90 days or less
Spectrum International	2%	90 days or less
Tax-Efficient Equity	1%	less than 365 days
Total Equity Market Index	0.5%	90 days or less
U.S. Bond Index	0.5%	90 days or less

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Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. Subject to the exceptions described on the following pages, all persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

Computation of Holding Period

When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The day after the date of your purchase is considered Day 1 for purposes of computing the holding period. For a fund with a 365-day holding period, a redemption fee will be charged on shares sold before the end of the required holding period. For funds with a 90-day holding period, a redemption fee will be charged on shares sold on or before the end of the required holding period. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee. If you purchase shares through an intermediary, consult your intermediary to determine how the holding period will be applied.

Transactions Not Subject to Redemption Fees

The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. As of the date of this prospectus, the following shares of T. Rowe Price funds will not be subject to redemption fees:

1.Shares redeemed via an automated, systematic withdrawal plan;

2.Shares redeemed through or used to establish certain rebalancing or asset allocation programs or fund-of-funds products, if approved in writing by T. Rowe Price;

3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

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4.Shares converted from one share class to another share class of the same fund;*

5.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees, such as fiduciary fees);

6.Shares purchased by rollover and changes of account registration within the same fund;*

7.Shares redeemed to return an excess contribution in an IRA account;

8.Shares of T. Rowe Price funds purchased by certain other T. Rowe Price funds or accounts managed by T. Rowe Price (please note that other shareholders of the T. Rowe Price fund are still subject to the policy);

9.Shares transferred to T. Rowe Price or a third-party intermediary acting as a service provider when the age of the shares cannot be determined systematically;* and

10.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

*Subsequent exchanges of these shares into funds that assess redemption fees will subject such shares to the fee.

Redemption Fees on Shares Held in Retirement Plans

If shares are held in a retirement plan, redemption fees will generally be assessed on shares redeemed by exchange only if they were originally purchased by exchange. However, redemption fees may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the fees are applied by your plan`s recordkeeper. To determine which of your transactions are subject to redemption fees, you should contact T. Rowe Price or your plan recordkeeper.

Omnibus Accounts

If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

Certain intermediaries may not apply the exemptions previously listed to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Certain intermediaries may exempt transactions not listed from redemption fees, if approved by T. Rowe Price. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

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Useful Information on Distributions and Taxes

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the U.S. Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:Dividend Payment Schedule (continued)
Fund	Dividends
Money funds	Purchases received by T. Rowe Price by noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

Declared daily and paid on the first business day of each month.
Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
These stock funds only:	Declared and paid quarterly, if any, in March, June, September, and December.
Balanced	Must be a shareholder on the dividend record date.
Dividend Growth
Equity Income
Equity Index 500
Global Real Estate
Growth & Income
Personal Strategy Balanced
Personal Strategy Income
Real Estate
Retirement and Spectrum Funds:
Retirement Income and Spectrum Income	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.
Declared daily and paid on the first business day of each month.
All others	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.
Other stock funds	Declared and paid annually, if any, generally in December.
Must be a shareholder on the dividend record date.

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Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information previously described may vary.

Capital Gain Payments

If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

Capital gain payments are not expected from money funds, which are managed to maintain a constant share price.

A capital gain or loss is the difference between the purchase and sale price of a security.

Tax Information

You will be sent information for your tax filing needs on a timely basis.

If you invest in the fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other IRS forms, as applicable, if any portion of the account is distributed to you.

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If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  The fund makes a distribution to your account.

  Additional information about the taxation of dividends for certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
  Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.A fund may invest in Build America Bonds authorized by the American Recovery and Reinvestment Act of 2009, as well as other qualified tax credit bonds. Investments in these bonds will result in taxable interest income, although the federal income tax on such interest income may be fully or partially offset by the specified tax credits that are available to the bondholders. A fund may elect to pass through to the shareholders taxable interest income and any corresponding tax credits. Any available tax credits—which are also included in federal taxable income—can generally be used to offset federal regular income tax and alternative minimum tax, but those tax credits are generally not refundable.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.For state-specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If a fund invests in certain "private activity" bonds not exempt from alternative minimum tax (AMT), shareholders who are subject to the AMT must include income generated by those bonds in their AMT calculation. Private activity bonds issued in 2009 and 2010, and refunding bonds issued in 2009 and 2010 to refund private activity bonds that were issued from the beginning of 2004 to the end of 2008, are exempt from AMT. The portion of a fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January on Form 1099-INT.

  For individual shareholders, a portion of ordinary dividends representing "qualified dividend income" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as "qualified dividend income" in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, distributions from nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Global Real Estate Fund, Real Estate Fund, or the bond and money funds is expected to qualify for this lower rate.

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  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

  Taxes on Fund Redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, if applicable, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as specific identification.

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all of your transactions in each fund account during the year.

  Taxes on Fund Distributions

  In January, if applicable, you will be sent a Form 1099-DIV, Form 1099-INT, or other IRS forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the IRS. Taxable distributions are generally taxable to you in the year in which they are paid. Your bond or money fund dividends for each calendar year will include dividends accrued up to the first business day of the next calendar year. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are generally expected to be tax-exempt.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities,

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  distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

  If a fund invests in Build America Bonds, authorized by the American Recovery and Reinvestment Act of 2009, or other qualified tax credit bonds and elects to pass through the corresponding interest income and any available tax credits, you will need to report both the interest income and any such tax credits as taxable income. You may be able to claim the tax credits on your federal tax return as an offset to your income tax (including alternative minimum tax) liability, but the tax credits are generally not refundable. There is no assurance, however, that a fund will elect to pass through the income and credits.

  The following table provides additional details on distributions for certain funds:

  Taxes on Fund Distributions (continued)
Tax-Free and Municipal Funds
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gain.To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Inflation Protected Bond Fund
  Inflation adjustments on Treasury inflation protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain resulting in ordinary income.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement and Spectrum Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

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  Tax Consequences of Hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

  If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. Dollars  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on Immediate Redemptions: 10-day Hold  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn

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  against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

  Telephone and Online Account Transactions  You may access your account and conduct transactions using the telephone or a computer. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

  Large Redemptions  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to pay all or part of redemption proceeds with securities from the fund`s portfolio rather than in cash ("redemption in-kind"). If this occurs, the securities will be selected by the fund in its absolute discretion and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities may seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see Pricing Shares and Receiving Sale Proceeds — How and When Shares Are Priced). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of Directors/Trustees of the T. Rowe Price funds have adopted the following policies to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of these policies or persons believed to be short-term traders may be barred for a minimum of 90 calendar days or permanently from further purchases of T. Rowe Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase followed by one sale or one sale followed by one purchase involving the same fund within any 90-day calendar period will violate the policy.

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  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days will violate the policy.

  A fund may, in its discretion, reject any purchase or exchange from a shareholder whose trading activity could dilute the value of the fund`s shares, including trading by shareholders acting collectively (e.g., following the advice of a newsletter). Such persons may be barred from further purchases of T. Rowe Price funds either permanently or for a minimum of 90 days.

  Omnibus Accounts  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by underlying shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to make this determination. If T. Rowe Price believes that its excessive trading policy has been violated, it will instruct the intermediary to take action with respect to the underlying shareholder in accordance with the policy.

  Retirement Plans  If shares are held in a retirement plan, generally the fund`s excessive trading policy only applies to shares purchased and redeemed by exchange. However, the policy may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or how the excessive trading policy is applied by your plan`s recordkeeper. To determine which of your transactions are subject to the fund`s excessive trading policy, you should contact T. Rowe Price or your plan recordkeeper.

  Exceptions to Policy  The following types of transactions are generally exempt from this policy: 1) trades solely in money funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions; and 3) checkwriting redemptions from bond and money funds.

  Transactions in certain rebalancing programs and asset allocation programs, or fund-of-funds products, may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price. In addition, transactions by certain T. Rowe Price funds in other T. Rowe Price funds, as well as certain transactions by approved accounts managed by T. Rowe Price, may also be exempt.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan or a third party intermediary has restrictions on trading that differ from a T. Rowe Price fund`s policy). These modifications would be authorized only if the fund believes that the modified policy would provide protection to the fund

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  that is reasonably equivalent to the fund`s regular policy. If you are trading your fund shares through an intermediary, you should consult with the intermediary to determine the excessive trading policy that applies to your trades in the fund.

  There is no guarantee that T. Rowe Price will be able to detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current NAV after giving you 60 days to increase your balance. This could result in a taxable gain.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Account Maintenance and Small Account Fees

  Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, an annual $10 small account fee, paid to T. Rowe Price Services, the funds` transfer agent, will be deducted automatically from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500.

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  The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. These minimum amounts may be lowered for a particular year. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

  Account Maintenance Fee (Index Funds only)  An annual $10 account maintenance fee is charged on a quarterly basis ($2.50 per quarter) usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

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  More About the Fund

  Organization and Management

  How are the funds organized?

  T. Rowe Price Spectrum Fund, Inc. (Spectrum Fund) was incorporated in Maryland in 1987. Currently, Spectrum Fund consists of three series (collectively referred to as "the funds"), each representing a separate pool of assets with different objectives and investment policies. Each is an "open-end management investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  Shareholders benefit from T. Rowe Price`s 73 years of investment management experience.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send or make available to you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone or on the Internet.

  Who runs the funds?

  General Oversight

  Spectrum Fund is governed by a Board of Directors that meets regularly to review the funds` investments, performance, expenses, and other business affairs. The Board elects the officers of Spectrum Fund. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreements and policies and guidelines included in the Exemptive Order ("Order") issued by the

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  More About the Funds

  Securities and Exchange Commission (SEC) in connection with the operation of the funds. The directors and the officers of Spectrum Fund and T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the underlying funds. Thus, if the interests of one of the Spectrum Funds and the underlying funds were ever to diverge, it is possible that a conflict of interest could arise and affect how the directors and officers fulfill their fiduciary duties to that Spectrum Fund and the underlying funds. The directors of Spectrum Fund believe they have structured each of the Spectrum Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for one of the Spectrum Funds could be adverse to the interests of an underlying fund, or the reverse. If such a possibility arises, the directors and officers of the affected funds and T. Rowe Price or T. Rowe Price International, as applicable, will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

  Investment Adviser

  T. Rowe Price is the investment adviser for the Spectrum Growth and Spectrum Income Funds, and oversees the selection of each fund`s investments and management of each fund`s portfolio. T. Rowe Price also serves as investment adviser for the underlying domestic funds in which the Spectrum Funds invest. T. Rowe Price is an SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price managed $391 billion for more than 11 million individual and institutional investor accounts.

  T. Rowe Price International is investment adviser for the Spectrum International Fund and oversees the selection of the fund`s investments and management of the fund`s portfolio. T. Rowe Price International also serves as investment adviser for the underlying international funds in which the Spectrum Funds invest. T. Rowe Price International is an SEC-registered investment adviser that provides investment management services to institutional investors around the world, and sponsors and serves as adviser and subadviser to U.S. and foreign investment companies and institutional separate accounts. The U.S. address for T. Rowe Price International is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2009, T. Rowe Price International managed $62 billion in foreign assets through its offices in Baltimore, London, Singapore, Hong Kong, and Buenos Aires.

  Portfolio Management

  T. Rowe Price has established an Investment Advisory Committee with respect to the Income and Growth Funds. The committee members are: Edmund M. Notzon III, Chairman, Christopher D. Alderson, Edward C. Bernard, Jerome A. Clark, Ian D. Kelson, John H. Laporte, Brian C. Rogers, Daniel O. Shackelford, Charles M. Shriver, Robert W. Smith, Mark J. Vaselkiv, and Richard T. Whitney. The committee chairman

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  has day-to-day responsibility for managing the funds` portfolios and works with the committee in developing and executing these funds` investment programs. Mr. Notzon has been chairman of the committee since 1998. He joined T. Rowe Price in 1989 and his investment experience dates from that time. He has served as a portfolio manager throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.

  T. Rowe Price International has established an Investment Advisory Committee with respect to the International Fund. The committee members are: Christopher D. Alderson, Chairman, Edward C. Bernard, Raymond Mills, Charles M. Shriver and Robert W. Smith. The committee chairman has day-to-day responsibility for managing this fund`s portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Alderson has been chairman of the committee since 2009. He joined T. Rowe Price International in 1988 and his investment experience dates from 1985. He has served as a portfolio manager throughout the past five years. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of fund shares.

  How are fund expenses determined?

  Each fund will incur its pro-rata share of the fees and expenses of the underlying funds in which they invest. The payment of each Spectrum Fund`s operational expenses is subject to a Special Servicing Agreement (described below) as well as certain undertakings made by T. Rowe Price and T. Rowe Price International under their respective Investment Management Agreements with each of the Spectrum Funds. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors` fees and expenses.

  Here is some information regarding the Special Servicing Agreements.

  The Special Servicing Agreements provide that each underlying fund in which one of the Spectrum Funds invests will bear a proportionate share of the expenses of that Spectrum Fund if, and to the extent that, the underlying fund`s savings from the operation of the Spectrum Fund exceed these expenses.

  Savings to the underlying funds are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying funds generated by the operation of the Spectrum Funds are expected to be sufficient to offset most, if not all, of the expenses incurred by the Spectrum Funds.

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  Under the Investment Management Agreements with the Spectrum Funds, and the Special Servicing Agreements, T. Rowe Price has agreed to bear any expenses of the Income and the Growth Funds and T. Rowe Price International has agreed to bear any expenses of the International Fund that exceed the estimated savings to each of the underlying funds. Thus, the Spectrum Funds will operate at a zero expense ratio. Of course, shareholders of the Spectrum Funds will still indirectly bear their proportionate share of the cost of operating the underlying funds owned by each of the Spectrum Funds.

  The Management Fee

  T. Rowe Price is the investment manager for the Income and the Growth Funds, and T. Rowe Price International is the investment manager for the International Fund. Neither will be paid a management fee for performing investment management services. However, T. Rowe Price and T. Rowe Price International receive management fees from managing the underlying funds. See the underlying funds` Statement of Additional Information for specific fees.

  T. Rowe Price will determine how the Income and the Growth Funds` assets are invested and T. Rowe Price International will determine how the International Fund`s assets will be invested consistent with the investment objectives and policies of each fund described in this prospectus. The Board of Directors for Spectrum Fund will periodically monitor the allocations and the basis upon which such allocations were made or maintained.

  A discussion about the factors considered by the Board and its conclusions in approving each fund`s investment management contract with T. Rowe Price or T. Rowe Price International appears in each fund`s semiannual report to shareholders for the period ended June 30.

  More Information About the Funds and Their Investment Risks

  The Spectrum Funds offer a professionally managed allocation of assets among a broad range of underlying funds. Because they invest in a variety of underlying funds, each Spectrum Fund`s performance could benefit from diversification.

  While there is no guarantee, the theory of diversification holds that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment follows a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a major benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility.

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

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  If you would like a one-stop approach to broad diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Income Fund could be an appropriate part of your overall investment strategy.

  If you would like a one-stop approach to broad diversification and can accept the possibility of share price declines in an effort to achieve long-term capital appreciation and some current income, Growth Fund could be an appropriate part of your overall investment strategy.

  If you would like a one-stop approach to broad international diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, International Fund could be an appropriate part of your overall investment strategy.

  Each Spectrum Fund`s broad diversification is designed to cushion severe losses in any one investment sector and moderate the funds` overall price swings. However, the funds` share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. The Income Fund should experience lower price volatility than the equity-focused funds. Each fund carries some particular risk considerations:

  Growth Fund

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which it invests may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the growth potential of underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s exposure to value investments may limit its potential for appreciation when growth stocks are in favor.

  In addition to the general stock market risks assumed by the funds held in this portfolio, certain underlying holdings carry additional risks. The fund`s investments in small- and mid-cap companies, primarily through the New Horizons, Mid-Cap Growth, Mid-Cap Value, and Small-Cap Value Funds, may experience greater price swings than its investments in funds holding larger stocks. To the extent the fund invests in foreign securities, primarily through the International Stock, International Growth & Income, and Emerging Markets Stock Funds, it is also subject to the risk that it may lose value due to declining foreign currencies or adverse political or economic events overseas.

  Income Fund

  This fund`s share price will typically move in the opposite direction of U.S. interest rates, so a rise in rates, or interest rate risk, represents the most important source of risk. Interest rate risk will increase to the extent the fund invests in underlying funds with longer maturity bonds. There is also exposure to credit risk: issuers of corporate bonds

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  held by the underlying funds may have their credit ratings downgraded or they may default. Such events could reduce the fund`s share price and income level. Credit risk for the fund increases to the extent it invests in high-yield ("junk") bonds, primarily through the High Yield Fund. The fund is exposed to the risks of international investing to the extent it invests overseas, primarily through the International Bond and Emerging Markets Bond Funds. For example, weakening foreign currencies versus the U.S. dollar would typically reduce returns from bonds denominated in other currencies. In addition, emerging market bonds are subject to the special political and economic risks of developing or newly industrialized countries. To the extent that the fund invests in stocks through the Equity Income Fund, its share price would be hurt by stock market declines.

  International Fund

  This fund is subject to the general stock and bond market risks noted previously. Because it can invest only up to 35% of assets in foreign bond funds, its performance will primarily be influenced by stock fund risks. Funds that invest overseas generally carry more risk than funds that invest strictly in the U.S. These risks include fluctuations in foreign currency exchange rates that can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, weakening foreign currencies versus the U.S. dollar would typically lower returns for U.S. investors. Investing in foreign markets may also involve higher costs and lower liquidity. Government interference in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the fund.

  To the extent the fund has investments in emerging market countries, primarily through the Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, or New Asia Funds, it will be more subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the U.S. in terms of wealth and stability, and their financial markets may lack liquidity. Therefore, investments in these countries are much riskier than investments in mature markets.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective. The fund`s share price may decline. Loss of money is a risk of investing in the funds.

  The Statement of Additional Information contains more detailed information about each fund and its investments, operations, and expenses.

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  Description of Underlying Funds

  The investments of each of the Spectrum Funds are concentrated in the underlying funds, so each Spectrum Fund`s investment performance is directly related to the investment performance of these underlying funds.

  Certain investment restrictions, such as a required minimum or maximum investment by an underlying fund in a particular type of security, are measured at the time the fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of a fund`s securities may change after they are purchased, and this may cause the amount of a fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made (this exception does not apply to the fund`s borrowing policy). However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  The following table gives a brief description of the principal investment programs of the underlying funds. Additional investment practices are described in the prospectuses for each of the underlying funds.

  For more information about an underlying fund, call 1-800-638-5660.

  The major characteristics of the underlying T. Rowe Price funds are as follows:

  Description of Underlying Funds (continued)
Fixed Income Funds	Objective/Program

Corporate Income	High income and some capital growth. Normally invests at least 80% of net assets in corporate securities and at least 65% of total assets in corporate debt securities issued by U.S. and foreign companies.

GNMA	High current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

High Yield	High current income and, secondarily, capital appreciation. Normally invests at least 80% of net assets in a widely diversified portfolio of "junk" bonds, income-producing convertible securities, and preferred stocks. Weighted average maturity generally is expected to be in the 6- to 10-year range.

New Income	Highest level of income consistent with preservation of capital over time by investing primarily in marketable debt securities. Average maturity is expected to be between four and 15 years.
Short-Term Bond	High level of income consistent with minimal fluctuation in principal value and liquidity. Invests primarily in short- and intermediate-term bonds rated within the four highest credit categories. Average effective maturity will not exceed three years.

Summit Cash Reserves	Preservation of capital and liquidity and, consistent with these, the highest possible current income. Invests in high-quality, U.S. dollar-denominated money market securities. Managed to provide stable share price of $1.00.

U.S. Treasury Long-Term	Highest level of income consistent with maximum credit protection. Invests at least 85% of its net assets in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government. Weighted average maturity is expected to vary between 15 and 20 years, but may range from 10 to 30 years.

Equity Funds	Objective/Program
Blue Chip Growth	Capital appreciation through investments in the common stocks of large and medium-sized blue chip companies with potential for above-average earnings growth. Current income is a secondary objective.
Equity Income	Substantial dividend income and capital appreciation through investments primarily in the common stocks of established companies paying above-average dividends.
Growth Stock	Capital appreciation and secondarily, increasing dividend income through investments in growth stocks. Invests principally in large-cap U.S.-based companies.
Mid-Cap Growth	Capital appreciation through investments in mid-cap stocks with potential for above-average earnings growth.
Mid-Cap Value	Capital appreciation through investments in mid-sized companies whose stocks appear undervalued.
New Horizons	Aggressive capital appreciation through investments in small-company stocks. Invests primarily in emerging growth companies, early in their corporate life cycles.
Small-Cap Value	Capital growth through investments in small companies whose stocks appear undervalued.
Value	Capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
International Funds	Objective/Program
Africa & Middle East	Capital appreciation through investments primarily in common stock of companies located (or with primary operations) in Africa and the Middle East.
Emerging Europe & Mediterranean	Capital appreciation through investments primarily in common stocks of companies located (or with primary operations) in the emerging market countries of Europe and the Mediterranean region.
Emerging Markets Bond	High current income and capital appreciation through investments primarily in high-yielding and high-risk government and corporate debt securities of less-developed countries.
Emerging Markets Stock	Capital appreciation through investments primarily in common stocks of companies located (or with primary operations) in emerging markets.
European Stock	Capital appreciation through investments primarily in common stocks of companies located (or with primary operations) in Europe. Current income is a secondary objective.
International Bond	High income and capital appreciation through investments primarily in high-quality foreign bonds. May invest up to 20% of assets in below investment-grade bonds. Expects to maintain an intermediate to long weighted average maturity and is normally heavily exposed to fluctuations in foreign currencies.

International Discovery	Capital appreciation through investments primarily in the common stocks of rapidly growing small- to medium-sized non-U.S. companies.
International Growth & Income	Capital appreciation and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.
International Stock	Capital appreciation through investments primarily in the common stocks of established, non-U.S. companies.
Japan	Capital appreciation through investments in common stocks of companies located (or with primary operations) in Japan.
Latin America	Capital appreciation through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.
New Asia	Capital appreciation through investments in companies located (or with primary operations) in Asia (excluding Japan).
Overseas Stock	Long-term growth of capital through investments in the common stocks of non-U.S. companies.

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  Investment Policies of the Spectrum Funds

  Each of the Spectrum Fund`s investment policies and practices are subject to further restrictions and risks that are described in the Statement of Additional Information. Shareholders will be notified of any material change in such investment programs. The funds will not make a material change in their investment objectives or their fundamental policies without obtaining shareholder approval.

  Reserve Position

  While the Income Fund will remain primarily invested in bond funds, the Growth Fund in stock funds, and the International Fund in international funds, each fund can hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements in the two highest rating categories that mature in one year or less, and in U.S. or non-U.S. dollar currencies. For temporary, defensive purposes, a fund may invest without limitation in such securities. Each fund may invest its cash reserves in the Summit Cash Reserves Fund. A reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual volatility.

  Diversification

  Each of the Spectrum Funds is a "nondiversified" investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of mutual funds. However, the underlying funds themselves are diversified investment companies (with the exception of the T. Rowe Price Emerging Europe & Mediterranean Fund, Emerging Markets Bond Fund, International Bond Fund, Latin America Fund, and New Asia Fund). Each Spectrum Fund intends to qualify as a diversified investment company for the purposes of Subchapter M of the Internal Revenue Code.

  Fundamental investment policies  As a matter of fundamental policy, each Spectrum Fund will not: (i) invest more than 25% of its respective total assets in any one industry, except that each fund will invest substantially all of its assets in investment companies that are members of the T. Rowe Price family of funds; (ii) borrow money, except temporarily, to facilitate redemption requests in amounts not exceeding 30% of each

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  fund`s total assets valued at market; (iii) in any manner transfer as collateral for indebtedness any securities owned by each fund except in connection with permissible borrowings, which in no event will exceed 30% of each fund`s total assets valued at market. The funds may borrow money from other T. Rowe Price funds.

  Other Investment Restrictions

  As a matter of operating policy, each Spectrum Fund will not, among other things: (i) purchase additional securities when money borrowed exceeds 5% of the fund`s total assets or (ii) invest more than 10% of its net assets in illiquid securities.

  Portfolio Turnover

  Each Spectrum Fund`s portfolio turnover is expected to be low. The Spectrum Funds will purchase or sell securities to: (i) accommodate purchases and sales of each fund`s shares; and (ii) maintain or modify the allocation of each fund`s assets among the underlying funds within the percentage limits described earlier. A high turnover rate may increase transaction costs, result in additional capital gain distributions, and reduce fund total return. The funds` portfolio turnover rates are shown in the Financial Highlights tables.

  Investment Policies and Practices of the Underlying Funds

  In pursuing their investment objectives and programs, each of the underlying funds is permitted to engage in a wide range of investment policies and practices. Further information about the underlying funds is contained in the Statement of Additional Information, as well as the prospectuses of each of the underlying funds. Because each Spectrum Fund invests in the underlying funds, shareholders of each fund will be affected by these investment practices in direct proportion to the amount of assets each fund allocates to the underlying funds pursuing such practices.

  Disclosure of Fund Portfolio Information

  Each fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders and on Form N-Q, which is filed with the SEC within 60 days of the funds` first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would not be individually identified if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the funds. A security will not be excluded for these purposes from a fund`s quarter-end holdings disclosure for more than one year. Money funds also disclose their month-end

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  portfolio holdings on troweprice.com five business days after each month. The quarter-end portfolio holdings will remain on the Web site for one year and the month-end money fund portfolio holdings will remain on the Web site for at least four months. Each fund also discloses its 10 largest holdings on troweprice.com on the seventh business day after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets that these 10 holdings represent. Each monthly top 10 list will remain on the Web site for six months. A description of the funds` policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  The Financial Highlights table, which provides information about each Spectrum Fund`s financial history, is based on a single share outstanding throughout the periods shown. Each table is part of each fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the funds` independent registered public accounting firm, PricewaterhouseCoopers LLP.

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  Financial Highlights
	Year ended December 31
Growth Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$16.87	$18.22	$20.40	$21.05	$10.99
Income From Investment Operations
Net investment income	0.13	0.18	0.24	0.19	0.16
Net gains or losses on securities (both realized and unrealized)	1.47	2.80	1.51	(8.95)	4.34
Total from investment operations	1.60	2.98	1.75	(8.76)	4.50
Less Distributions
Dividends (from net investment income)	(0.14)	(0.17)	(0.23)	(0.21)	(0.15)
Distributions (fromcapital gains)	(0.11)	(0.63)	(0.87)	(1.09)	(0.05)
Total distributions	(0.25)	(0.80)	(1.10)	(1.30)	(0.20)
Net asset value,end of period	$18.22	$20.40	$21.05	$10.99	$15.29
Ratios
Total returna	9.47%	16.37%	8.65%	(41.52)%	40.94%
Ratio of expenses to average net assets a	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net income to average net assets a	0.75%	0.91%	1.08%	1.13%	1.24%
Portfolio turnover rate a	10.1%	7.6%	5.0%	14.8%	10.3%
Supplemental Data
Weighted average expense ratio of underlying Price fundsb	0.83%	0.81%	0.78%	0.81%	0.83%
Effective expense ration	0.83%	0.81%	0.78%	0.81%	0.83%
Net assets, end of period(in millions) a	$2,840	$3,515	$3,840	$2,139	$2,903

  *Per share amounts calculated using average shares outstanding method.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

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  Financial Highlights (continued)
	Year ended December 31
Income Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$12.09	$11.79	$12.19	$12.21	$10.33
Income From Investment Activities
Net investment income	0.49	0.54	0.57	0.56	0.52
Net gains or losses on securities (both realized and unrealized)	(0.24)	0.42	0.16	(1.67)	1.52
Total from investment operations	0.25	0.96	0.73	(1.11)	2.04
Less Distributions
Dividends (from net investment income)	(0.50)	(0.54)	(0.57)	(0.56)	(0.53)
Distributions (fromcapital gains)	(0.05)	(0.02)	(0.14)	(0.21)	(0.03)
Total distributions	(0.55)	(0.56)	(0.71)	(0.77)	(0.56)
Net asset value,end of period	$11.79	$12.19	$12.21	$10.33	$11.81
Ratios
Total returna	2.09%	8.38%	6.19%	(9.43)%	20.29%
Ratio of expenses to average net assets a	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net income to average net assets a	4.03%	4.57%	4.71%	4.89%	4.72%
Portfolio turnover rate a	40.3%	12.5%	9.0%	24.0%	16.0%
Supplemental Data
Weighted average expense ratio of underlying Price fundsb	0.71%	0.70%	0.68%	0.70%	0.71%
Effective expense ratio	0.71%	0.70%	0.68%	0.70%	0.71%
Net assets, end of period (in millions) a	$3,889	$4,327	$5,121	$4,448	$5,465

  *Per share amounts calculated using average shares outstanding method.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

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  Financial Highlights (continued)
	Year ended December 31
International Fund	2005*	2006*	2007*	2008*	2009*

Net asset value,beginning of period	$10.03	$11.86	$13.59	$14.77	$6.79
Income From Investment Operations
Net investment income	0.14	0.18	0.23	0.24	0.20
Net gains or losses on securities (both realized and unrealized)	1.79	2.49	1.88	(7.12)	2.85
Total from investment operations	1.93	2.67	2.11	(6.88)	3.05
Less Distributions
Dividends (from net investment income)	(0.02)	(0.23)	(0.20)	(0.21)	(0.20)
Distributions (fromcapital gains)	(0.08)	(0.71)	(0.73)	(0.89)	(0.01)
Total distributions	(0.10)	(0.94)	(0.93)	(1.10)	(0.21)
Net asset value,end of period	$11.86	$13.59	$14.77	$6.79	$9.63
Ratios
Total returna	19.26%	22.60%	15.73%	(46.39)%	44.99%
Ratio of expenses to average net assets a	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net income to average net assets a	1.34%	1.38%	1.55%	2.06%	2.54%
Portfolio turnover rate a	2.7%	12.7%	1.4%	5.1%	15.7%
Supplemental Data
Weighted average expense ratio of underlying Price fundsb	1.01%	0.97%	0.93%	0.98%	1.01%
Effective expense ration	1.01%	0.97%	0.93%	0.98%	1.01%
Net assets, end of period(in thousands) a	$164,319	$303,017	$472,722	$288,392	$500,613

  *Per share amounts calculated using average shares outstanding method.

  aReflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

  bReflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund`s relative average investment therein.

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  Investing With T. Rowe Price

  Account Requirements and Transaction Information

  If you are purchasing fund shares through a third-party intermediary, contact the intermediary for information regarding the intermediary`s policies on purchasing, exchanging, and redeeming fund shares as well as initial and subsequent investment minimums.

  Tax Identification
  Number

  We must have your correct Social Security or employer identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s NAV on the redemption date.

  Transaction Confirmations

  We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases, dividend reinvestments, and checkwriting redemptions for money funds, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

  Employer-Sponsored Retirement Plans and Institutional Accounts

  T. Rowe Price
  Trust Company
  1-800-492-7670

  Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

  We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases by credit card check, cash, or traveler`s checks.

  4

  Investing With T. Rowe Price

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or UGMA/UTMA accounts ($25,000 minimum initial investment for Summit Funds only)

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or employer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  The funds are generally available only to investors residing in the United States. In addition, purchases in state tax-free funds are limited to investors living in states where the fund is available. Contact Investor Services for more information.

  Account Registration

  If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange shares among them easily. (The name(s) of the account owner(s) and the account type must be identical.)

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  For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

  By Mail

  Please make your check payable to T. Rowe Price Funds (otherwise it will be returned), and send your check, together with the New Account Form, to the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17300
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Note: Please use the correct address to avoid a delay in opening your new account.

  By Wire

  Call Investor Services for an account number and wire transfer instructions.

  In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under By Mail.

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  Online

  You can open a new mutual fund account online. Go to troweprice.com/newaccount, where you can choose the type of account you wish to open.

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  To open an account electronically, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to IRS backup withholding. Additionally, you must provide consent to receive certain documents electronically.

  You will have the option of providing your bank account information that will enable you to make electronic funds transfers (EFT) to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

  By Exchange

  Call Shareholder Services or use your computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, please see Transaction Procedures and Special Requirements—Excessive and Short-Term Trading.

  In Person

  Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

  Purchasing Additional Shares

  $100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and UGMA/UTMA accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

  By ACH Transfer

  Use your computer or call Shareholder Services if you have established electronic transfers using the ACH system.

  By Wire

  Call Shareholder Services or access troweprice.com for wire transfer instructions.

  By Mail

  1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

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  2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number. Please use the correct address to avoid a delay in processing your transaction.

  3. Remember to provide your account number and the fund name on the memo line of your check.

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  (For mail via private carriers and overnight services, see previous section.)

  By Automatic
  Asset Builder

  Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing, identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is available.) For exchange policies, please see Transaction Procedures and Special Requirements — Excessive and Short-Term Trading.

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Please note that large purchase and redemption requests initiated through automated services, including the National Securities Clearing Corporation (NSCC), may be rejected and, in such instances, the transaction must be placed by contacting a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your

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  account. If you change your address on an account, proceeds will not be mailed to the new address for 15 calendar days after the address change, unless we receive a signature guaranteed letter of instruction.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds. The fee is paid to the fund.

  For redemptions by check or electronic transfer, please see Information About Your Services.

  By Phone

  Call Shareholder Services

  If you find our phones busy during unusually volatile markets, please consider placing your order by your computer (if you have previously authorized these services) or express mail.

  By Mail

  For each account involved, provide the account name and number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below to avoid a delay in processing your transaction:

  For nonretirement and IRA accounts:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17302
  Baltimore, MD 21297-1302

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17302
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  For employer-sponsored retirement accounts:

  via U.S. Postal Service

  T. Rowe Price Trust Company
  P.O. Box 17479
  Baltimore, MD 21297-1479

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  via private carriers/overnight services

  T. Rowe Price Trust Company
  Mailcode 17479
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

  Online

  Customers with Account Access (our secure self-service web platform for individual investors) can electronically exchange shares between identically registered T. Rowe Price accounts and electronically redeem shares from their mutual fund accounts.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to

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  be genuine; (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money funds, to suspend redemptions and postpone the payment of proceeds to facilitate an orderly liquidation of the fund.

  Information About Your Services

  Shareholder Services
  1-800-225-5132

  Investor Services
  1-800-638-5660

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form, you avoid having to complete a separate form at a later time and obtain a signature guarantee. This section discusses some of the services currently offered.

  Retirement Plans

  We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

  Investing for College Expenses

  We can help you save for future college expenses on a tax-advantaged basis.

  Education Savings Accounts (ESAs) (formerly known as Education IRAs)

  Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

  529 Plans

  T. Rowe Price manages three 529 plans that are available directly to investors: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are federal income tax-free when used for

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  qualified expenses. For more information on the T. Rowe Price College Savings Plan (national plan), call
  1-800-369-3641; Maryland College Investment Plan, call 1-888-4-MD-GRAD; and University of Alaska College Savings Plan, call 1-866-277-1005.

  Automated Services

  Tele*AccessSM
  1-800-638-2587
  24 hours, 7 days

  Tele*AccessSM

  24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; and (2) request checks, prospectuses, services forms, duplicate statements, and tax forms.

  Web Address
  troweprice.com

  Online Account Access

  You can sign up online to conduct account transactions through our Web site.

  Plan Account Line
  1-800-401-3279

  This 24-hour service is similar to Tele*AccessSM but is designed specifically to meet the needs of retirement plan investors.

  By Telephone and
  In Person

  Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

  Electronic Transfers

  By ACH

  This free service allows you to move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via your personal computer or call Shareholder Services.

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  Checkwriting

  (Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

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  Automatic Investing

  Automatic Asset Builder

  You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

  Automatic Exchange

  You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

  T. Rowe Price Brokerage

  To Open an Account
  1-800-638-5660

  For Existing
  Brokerage Customers
  1-800-225-7720

  Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

  Automated Telephone and Computer Services

  You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage.

  Investor Information

  A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

  Dividend Reinvestment Service

  If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

  *Services vary by firm.

  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member FINRA/SIPC.

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  Investment Information

  To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

  A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

  Shareholder Reports

  Fund managers` annual and semiannual reviews of their strategies and performance.

  The T. Rowe Price Report

  A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

  Insights

  Educational reports on investment strategies and financial markets.

  Investment Guides

  Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

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  T. Rowe Price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting business with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with which we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  _____________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

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  To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

   For mutual fund or T. Rowe Price Brokerage information

  Investor Services

  1-800-638-5660

  For existing accounts

  Shareholder Services

  1-800-225-5132

  For the hearing impaired

  1-800-367-0763

  For performance, prices, or account information

  Tele*AccessSM

  24 hours, 7 days
  1-800-638-2587

  Internet address

  troweprice.com

  Plan Account Line

  For retirement plan investors: The appropriate 800 number appears on your retirement account statement.

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   Investor Centers

  For directions, call
  1-800-225-5132 or
  visit our Web site

  Baltimore Area

  Downtown

  105 East Lombard Street

  Owings Mills

  Three Financial Center
  4515 Painters Mill Road

  Boston Area

  386 Washington Street
  Wellesley

  Chicago Area

  Northbrook

  40 Skokie Boulevard
  Suite 100

  Oak Brook

  1900 Spring Road
  Suite 104

  Colorado Springs

  2260 Briargate Parkway

  Florida Area

  Boca Raton

  Wachovia Plaza
  925 S. Federal Highway
  Suite 175

  Tampa

  4211 W. Boy Scout
  Boulevard
  8th Floor

  Los Angeles Area

  10100 Santa Monica
  Boulevard
  Suite 100
  Century City

  New Jersey Area

  Short Hills

  51 JFK Parkway
  1st Floor West

  Paramus

  35 Plaza Office Center
  East 81 Route 4 West

  New York Area

  1100 Franklin Avenue
  Suite 101
  Garden City

  San Francisco Area

  1990 N. California Boulevard
  Suite 100
  Walnut Creek

  Washington, D.C. Area

  Downtown

  900 17th Street, N.W.
  Farragut Square

  Tysons Corner

  1600 Tysons Boulevard
  Suite 150
  McLean, Virginia

  A Statement of Additional Information for the T. Rowe Price family of funds has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
  1-800-638-5660. These documents and updated performance information are available through
  troweprice.com.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
  mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at
  http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  C08-040 5/1/10

  1940 Act File No. 811-4998